Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of July 17, 2012 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”) and the undersigned lenders (the “Lenders”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, certain subsidiaries thereof, the Administrative Agents and the Lenders entered into that certain Credit Agreement, dated as of July 2, 2012 (the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement).

WHEREAS, the Borrowers, the undersigned Lenders and the Administrative Agents have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by restating the definition of the term “Bank Products” as follows:

“Bank Products” shall mean any of the following services provided to any Borrower Party by any Person who at the time such services are extended (or entered into, in the case of Lender Hedge Agreements) is a Lender (or any Affiliate of a Lender): (a) any treasury or other cash management services, including deposit accounts, automated clearing house (ACH) origination and other funds transfer, depository (including cash vault and check deposit), zero balance accounts and sweeps, return items processing, controlled disbursement accounts, positive pay, lockboxes and lockbox accounts, account reconciliation and information reporting, payables outsourcing, payroll processing, trade finance services, investment accounts and securities accounts, (b) card services, including credit cards (including purchasing cards and commercial cards), prepaid cards, including payroll, stored value and gift cards, merchant services processing, and debit card services and (c) Lender Hedge Agreements.

Amendment No. 1 to

Credit Agreement

(b) Section 1.1 of the Credit Agreement is hereby amended by restating the definition of the term “Lender Group” as follows:

“Lender Group” shall mean, collectively, the Administrative Agents, the Issuing Bank, the Lenders and, solely where such term is used in reference to the guarantees, the security interests and the Collateral in each case pursuant to the Loan Documents (including, without limitation, (a) the definitions of the terms “Collateral”, “Permitted Liens” and “Secured Parties” in Section 1.1 of this Agreement, (b) Sections 3.1 and 10.15 of this Agreement and (c) the Security Agreement), any party to a Bank Product Document other than any Borrower Party.

(c) Section 2.11(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

Payments Prior to Event of Default. At all times during which an Event of Default has not occurred and is continuing, all amounts received by any Administrative Agent from the Borrowers, shall be distributed by such Administrative Agent in the following order of priority:

FIRST, pro rata, to the payment of (i) out-of-pocket costs and expenses (including reasonable attorneys’ fees) of each Administrative Agent and the Collateral Agent incurred by such Administrative Agent and the Collateral Agent in connection with the enforcement of the rights of the Lender Group under the Loan Documents pursuant to either Facility and (ii) any Agent Advances made by the Revolving Facility Administrative Agent under or pursuant to the terms of the Loan Documents and interest accrued thereon;

SECOND, pro rata, to the payment of any fees and reimbursable expenses then due and payable to each Administrative Agent, the Issuing Bank or the Swing Line Bank hereunder or under any other Loan Documents;

THIRD, pro rata, to the payment of all Obligations consisting of accrued fees and interest then due and payable to the Lenders hereunder;

FOURTH, to the payment of principal then due and payable on the Loans and unreimbursed Letter of Credit Obligations (or cash collateral up to 105% of outstanding exposure) and to the payment of the Obligations arising in respect of Bank Products then due and payable, on a pro rata basis;

FIFTH, to the payment of all other Obligations not otherwise referred to in this Section 2.11(a) then due and payable; and

SIXTH, upon satisfaction in full of all Obligations, to the Borrowers or as otherwise required by law.

(d) Section 2.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

Payments Subsequent to Event of Default. Notwithstanding anything in this Agreement or any other Loan Document which may be construed to the contrary, subsequent to the occurrence and during the continuance of an Event of Default, payments and prepayments with respect to the Obligations made to the Lender Group, or any of them, or otherwise received by any member of the Lender Group (from realization on Collateral or otherwise) shall be distributed in the following order of priority (subject, as applicable, to Section 2.10 and to the terms and provisions of the Intercreditor Agreement):

2	Amendment No. 1 to Credit Agreement

FIRST, pro rata, to the payment of (i) out-of-pocket costs and expenses (including reasonable attorneys’ fees) of each Administrative Agent and the Collateral Agent incurred in connection with the enforcement of the rights of the Lender Group under the Loan Documents, and (ii) any Agent Advances made by the Revolving Facility Administrative Agent under or pursuant to the terms of the Loan Documents (including any costs incurred in connection with the sale or disposition of any Collateral);

SECOND, pro rata, to payment of any fees owed to each Administrative Agent, the Issuing Bank or the Swing Line Bank hereunder or under any other Loan Document;

THIRD, to the payment of out-of-pocket costs and expenses (including reasonable attorneys’ fees) of the Lenders incurred in connection with the enforcement of their respective rights under the Loan Documents;

FOURTH, to the payment of all Obligations consisting of accrued fees and interest payable to the Lenders hereunder;

FIFTH, pro rata, to (i) the payment of principal on the Loans then outstanding, (ii) the Letter of Credit Reserve Account to the extent of one hundred five percent (105%) of any Letter of Credit Obligations then outstanding and (iii) to the payment of any Obligation arising in respect of the Bank Products;

SIXTH, to any other Obligations not otherwise referred to in this Section 2.11(b); and

SEVENTH, upon satisfaction in full of all Obligations, to the Borrowers or as otherwise required by law.

SECTION 2. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

3	Amendment No. 1 to Credit Agreement

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers and the Lenders; and

(b) After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 5. Costs and Expenses. The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4	Amendment No. 1 to Credit Agreement

SECTION 8. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5	Amendment No. 1 to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC, as a Borrower
By	/s/ Ken desGarennes
Name: Ken desGarennes Title: Chief Financial Officer

ZAYO CAPITAL, INC., as a Borrower
By:	/s/ Ken desGarennes
Name: Ken desGarennes Title: Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Term Facility Administrative Agent, as a Revolving Facility Lender and a Term Facility Lender

By:	/s/ Reagan C. Philipp
Name: Reagan Philipp
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement

SUNTRUST BANK, as Revolving Facility Administrative Agent and as a Revolving Facility Lender

By:	/s/ Nicholas Hahn
Name: Nicholas Hahn
Title: Director

Signature Page to Amendment No. 1 to

Credit Agreement

BARCLAYS BANK PLC, as a Revolving Facility Lender

By:	/s/ Gregory Fishbein
Name: Gregory Fishbein
Title: Assistant Vice President

Signature Page to Amendment No. 1 to

Credit Agreement

ROYAL BANK OF CANADA, as a Revolving Facility Lender

By:	/s/ Kamran Khan
Name: Kamran Khan
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement

GOLDMAN SACHS BANK USA, as a Revolving Facility Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement

UBS LOAN FINANCE LLC, as a Revolving Facility Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

Signature Page to Amendment No. 1 to

Credit Agreement

PACIFIC LIFE FUNDS-PL FLOATING RATE INCOME FUND

By: Pacific Life Fund Advisors LLC

(dba Pacific Asset Management), in its capacity as Investment Advisor as a Term Facility Lender

By:	/s/ James P. Leasure
Name: James P. Leasure
Title: Senior Managing Director

By:	/s/ Dale Hawley
Name: Dale Hawley
Title: Assistant Secretary

Signature Page to Amendment No. 1 to

Credit Agreement

Luxor Capital Group L.P. as a Term Facility Lender

By:
Name:
Title: Luxor Capital Group, L.P.

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Floating Rate Income Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony) By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Credit Strategies Income Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Symphony Credit Opportunities Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Short Duration Credit Opportunities Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Floating Rate Income Opportunity Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Principal Funds Inc, - Diversified Real Asset Fund
By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

SSF Trust By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Nuveen Senior Income Fund By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony Credit Opportunities Fund, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO II, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO IV, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO IX, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO V, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO VII, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony CLO VIII, LTD. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement

Symphony Senior Loan Fund, L.P. By: Symphony Asset Management LLC, as a Term Facility Lender

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Signature Page to Amendment No. 1 to

Credit Agreement